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                                                     Exhibit 23.1



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 10, 1997 included or incorporated by reference in PG&E Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP
                                        -------------------
                                        ARTHUR ANDERSEN LLP

San Francisco, California
April 22, 1997